Exhibit  99.1
ASSET  PURCHASE  AGREEMENT

This ASSET PURCHASE AGREEMENT is entered into and to be effective as of December 8, 2003 (the "Effective Date") between INTERNET BUSINESS INTERNATIONAL, INC., a Nevada corporation ("IBII"), and DEBIT CARD MARKETING COMPANY, INC. a privately held New York corporation ("DCM").

RECITALS

WHEREAS, DCM owns certain assets relating to its business and DCM wishes to sell its assets, specifically to Global Debit Cash Card, Inc.,("GDCC") a subsidiary of IBII,

WHEREAS, pursuant to the terms and conditions of this Agreement, DCM wishes sell to IBII the asset, and IBII desires to purchase from DCM the asset,

NOW THEREFORE, in consideration of the premises and the mutual representations, warranties and covenants set forth herein, IBII and DCM agree that:

AGREEMENT

1.SALE  OF  ASSET;  RELATED  TRANSACTIONS.
------------------------------------------

1.1  PURCHASE  AND  SALE.  Subject to the terms and conditions contained herein,
 -----------------------
IBII agrees to buy and DCM agrees to sell to IBII the Assets described herein as the Anonymous Debit Cash Card, the Chex First agreement, the Senior Plan agreement and the DCME Stock, assets of DCM (collectively the "Assets") including the contracts, rights, and properties, more specifically described in Exhibit A to this Agreement.
----------

1.2  ASSIGNMENT  OF  CONTRACTS. To the best of each party's knowledge, there are
------------------------------
contracts directly related to the Assets (collectively, the "Contracts"). However, DCM agrees to assign all of its rights of the Contracts, if any, to IBII's subsidiary.

DCM shall give all such assistance to IBII as IBII reasonably requests to enable it to enjoy the benefit of such Contracts. If consents to the transfer or assignment of such Contracts from third parties are required and such consents have not already been obtained, DCM will use its best efforts to obtain such consents prior to the Closing Date.

1.3  COMPLETE  TRANSFER.  DCM  expressly agrees that the sale of the Asset under
-----------------------
this Agreement constitutes a complete transfer of all of its rights, title and interest with respect to the Asset and that DCM reserves no rights in and/or to the Asset.

1.3.1LIABILITIES  NOT  ASSUMED.    IBII shall not, and shall not be required to,
------------------------------
assume or be obligated to pay, discharge or perform, any debts, liabilities, adverse claims or obligations of any kind or nature whatsoever of DCM or the Assets, whether in connection with the Asset or otherwise and whether arising before or after the consummation of the transactions contemplated herein, or bear any cost or charge with respect thereto, except as described herein.

2.  PAYMENT.
------------

2.1  PURCHASE  PRICE.
--------------------

60,000,000  SHARES  OF  RESTRICTED  AS  PER  RULE  144  STOCK  OF  GDCC.

2.2  TAXES.  DCM shall be responsible for any and all sales or other transaction
----------
taxes, duties and other similar charges payable in connection with the sale of the Asset or the transactions and payments contemplated hereby.

3.  CLOSING  DELIVERABLES.
-------------------------

(a)  Clear  title  to  all  the  Assets.

(b)  Assignment  of  all  the  Contracts.

4.  REPRESENTATIONS  AND  WARRANTIES  OF  DCM.
----------------------------------------------

DCM  represents  and  warrants  to  IBII  as  set  forth  in  this  Section  4.

4.1  ORGANIZATION AND STANDING. DCM is a corporation organized, validly existing
------------------------------
and  in  good  standing  under  the  laws  of  the  State  of  New  York.

4.2  POWER AND AUTHORIZATION. DCM has all requisite legal power and authority to
----------------------------
enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of DCM and no further authorization or approval, whether from directors or shareholders of DCM, or governmental bodies or otherwise, is necessary to enable DCM to enter into and perform the same; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of DCM, enforceable against DCM in accordance with its terms.

4.3  TITLE  TO  ASSET.
---------------------

4.3.1  GOOD  TITLE. DCM has good and marketable title in and to all of the Asset
------------------
and such are not subject to any mortgage, pledge, lien, lease, claim, encumbrance, charge, security interest, royalty obligations or other interest or claim of any kind or nature whatsoever. There are no material agreements or arrangements between DCM and any third party, which are reasonably likely to have a material effect upon IBII's title to and other rights respecting the Asset.

4.3.2  PROTECTION  OF  OWNERSHIP  INTEREST.  DCM  has  taken  and  will take all
------------------------------------------
reasonable security measures to protect the secrecy, confidentiality and value of the Asset transferred in accordance with this Agreement. DCM has not taken any action or, to its knowledge, failed to take an action that directly or indirectly caused the proprietary value of the Asset to enter the public domain or in any way affected its value or IBII's absolute and unconditional ownership thereof.

4.3.3  NO LIMITATIONS ON ASSET. With respect to the transfer of rights in and to
------------------------------
the Asset under this Agreement, except as to the Contracts assigned to IBII under Section 1.2, IBII shall be subject to no limitations, obligations or restrictions with regard to the sale, license, distribution or other transfer or exploitation of the Asset, whether in the form transferred to IBII or after modification.

4.3.5  NO  VIOLATION  OF  THIRD  PARTY  RIGHTS.  The  use  of  the Asset and any
----------------------------------------------
associated intellectual property rights in the Asset in the conduct of DCM's business have not and do not infringe or conflict with the rights of others under any intellectual property rights in any jurisdiction in the world.

4.3.6  NO INDEMNITY OBLIGATIONS. DCM has not agreed to indemnify any third party
-------------------------------
for  or  against  any  infringement  of  any  intellectual  property  rights.

4.4  CONFLICTING  AGREEMENTS.  Neither the execution nor delivery by DCM of this
----------------------------
Agreement nor compliance by DCM with the terms and provisions hereof will (a) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of DCM, any award of any arbitrator or any other agreement, any regulation, law, judgment, order or the like to which DCM is subject or any Contract, or (b) result in the creation of any lien upon all or any of the Asset. DCM is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness, any agreement relating thereto or any other contract or agreement which restricts or otherwise limits the transfer of the Asset.

4.5  LITIGATION.  No  action,  suit,  proceeding  or investigation is pending or
---------------
threatened against DCM: (a) which questions the validity of this Agreement or the right of DCM to enter into this Agreement or seeks to prevent any of the transactions contemplated under this Agreement, (b) which is reasonably likely to have a material adverse effect on the Asset, (c) which challenges the ownership or use, in any respect, of the Asset, or (d) which challenges the rights of DCM under or the validity of any of the Intellectual Property Rights. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission agency, instrumentality or arbitrator or other similar ruling outstanding against DCM relating to the Asset or this transaction. No action, suit, proceeding or investigation is pending or threatened by DCM against any third party relating to the Asset.

4.6  GOVERNMENTAL  AUTHORIZATIONS  AND  REGULATIONS.  DCM  is  not  in
---------------------------------------------------
violation of any laws, material governmental orders, rules or regulations, whether federal, state or local, to which DCM or the Asset are subject except for any such violations which are not reasonably likely to have a material adverse effect on IBII.

4.7  TAXES.  There  are no tax liens against the Asset and there is no basis for
----------
any  such  lien.

4.8  BROKERAGE.  There are no claims for brokerage commissions, finders' fees or
--------------
similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of DCM.

4.9  FULL  DISCLOSURE.  This  Agreement,  and the Exhibits hereto, and all other
---------------------
documents delivered by DCM to IBII or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact nor, to DCM's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

5.  REPRESENTATIONS  AND  WARRANTIES  OF  IBII.
-----------------------------------------------

IBII  represents  and  warrants  to  DCM  as  follows:

5.1  ORGANIZATION  AND  STANDING.  IBII is a corporation duly organized, validly
--------------------------------
existing  and  in  good  standing  under  the  law  of  Nevada.

5.2  POWER;  AUTHORIZATION.  IBII has all requisite legal power and authority to
--------------------------
enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of IBII and no further authorization or approval, whether from directors or shareholders of IBII or governmental bodies or otherwise, is necessary to enable IBII to enter into and perform the same; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of IBII, enforceable against IBII in accordance with its terms.

5.3  CAPITALIZATION.  As  of  December  3,  2003,  IBII authorized capital stock
-------------------
consists of (a) 490,000,000 shares of Common Stock, with par value of $.001, of which 80,000,000 SHARES are issued and outstanding and (b) 10,000,000 shares of
       -----------------
Preferred  Stock,  without  par  value,  of  which  no  shares have been issued.

5.4 SHARES VALIDLY ISSUED. When issued in compliance with the provisions of this
-------------------------
Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

5.5  CONFLICTING  AGREEMENTS. Neither the execution nor delivery by IBII of this
----------------------------
Agreement nor compliance by IBII with the terms and provisions hereof will conflict with, or result in a breach of (a) the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of IBII or any agreement to which IBII is a party, which would prevent any of the transactions contemplated under this Agreement, or (b) any regulation, law, judgment, order or the like to which IBII is subject, the default or violation of which would prevent any of the transactions contemplated under this Agreement.

5.6  LITIGATION.  No  action,  suit,  proceeding  or investigation is pending or
---------------
threatened against IBII which questions the validity of this Agreement or the right of IBII to enter into this Agreement or seeks to prevent any of the transactions contemplated under this Agreement.

5.7  BROKERAGE.  There are no claims for brokerage commissions, finders' fees or
--------------
similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of IBII.

5.8  FULL  DISCLOSURE.  This  Agreement,  and the Exhibits hereto, and all other
---------------------
documents delivered by DCM to IBII or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact nor, to DCM's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

6.  CLOSING  CONDITIONS.
------------------------

The parties hereto agree that neither party shall be liable to the other for any amount for a failure of the Closing to occur as a result of a closing condition.

6.1  DCM's  CLOSING CONDITIONS.  DCM's obligations to sell the Asset to IBII are
------------------------------
subject to the fulfillment on or prior to the Closing Date of all of the following conditions by IBII.

6.1.1  MATERIAL  ADVERSE  CHANGE.  DCM shall be satisfied in its sole discretion
--------------------------------
that the representations and warranties made by IBII in Section 5 above are true and correct as of the Closing Date.

6.1.2  CONSENTS,  APPROVALS  AND  WAIVERS.  IBII shall have obtained any and all
-----------------------------------------
approvals, consents and waivers and made all filings necessary or appropriate to effect the contemplated transactions under this Agreement.

6.1.3  COVENANTS.  All  covenants,  agreements  and conditions contained in this
----------------
Agreement to be performed by IBII on or prior to the Closing Date shall have been performed or complied with in all respects.

6.1.4  PROCEEDINGS  AND  DOCUMENTS.  All  corporate  and  other  proceedings  in
----------------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to DCM and its counsel, and DCM and its counsel shall have received all such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

6.2  CLOSING  CONDITIONS  OF IBII.  IBII's obligations to purchase the Asset are
---------------------------------
subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth below:

6.2.1  MATERIAL  ADVERSE  CHANGE. IBII shall be satisfied in its sole discretion
--------------------------------
(a) that the representations and warranties made by DCM in Section 4 above are true and correct as of the Closing Date.

6.2.2  CONSENTS,  APPROVALS  AND  WAIVERS.  DCM shall have obtained, in a manner
-----------------------------------------
satisfactory to IBII and its counsel, any and all approvals, consents, permits and waivers and made all filings necessary or appropriate for the sale and transfer of the Asset under this Agreement.

6.2.3  COVENANTS.  All  covenants,  agreements  and conditions contained in this
----------------
Agreement to be performed by DCM on or prior to the Closing Date shall have been performed or complied with in all respects.

6.2.4  PROCEEDINGS  AND  DOCUMENTS.  All  corporate  and  other  proceedings  in
----------------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to IBII and its counsel, and IBII and its counsel shall have received all such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

7.  INDEMNIFICATION.
-------------------

7.1 DCM INDEMNITY. DCM and its successors (collectively, the "Sellers") agree to
-----------------
indemnify IBII, its affiliates, its subsidiaries, or its successors (collectively the "Purchasers") and hold them harmless from and against any and all liabilities, losses, damages, costs or expenses (including without limitation reasonable legal and expert witnesses' fees and expenses) incurred by the Purchasers, directly or indirectly, to the extent that such liabilities, losses, damages, costs or expenses ("Damages") are occasioned by, caused by or arise out of:

7.1.1 Any breach of any of the representations or warranties or failure to perform any of the covenants made by the Sellers in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement; or

7.1.2 Any debts, claims, liabilities, or obligations of the Sellers not expressly assumed by Purchaser pursuant to this Agreement; or

7.2  IBII  INDEMNITY.  Purchasers  agrees  to  indemnify  Sellers  and hold them
--------------------
harmless from and against any and all liabilities, losses, damages, costs or expenses (including without limitation reasonable legal and expert witnesses' fees and expenses) incurred by the Sellers to the extent that such Damages are occasioned by, caused by or arise out of:

7.2.1 any breach of any of the representations or warranties or failure to perform any of the covenants made by Purchasers in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement; or

7.3  INDEMNIFICATION  CLAIMS.  If either party hereto (the "Claimant") wishes to
----------------------------
assert an indemnification claim against the other party hereto, the Claimant shall deliver to the other party a written notice setting forth:

a) the specific representation and warranty alleged to have been breached by such other party;

b) a detailed description of the facts and circumstances giving rise to the alleged breach of such representation and warranty; and

c) a detailed description of, and a reasonable estimate of the total amount of, the Damages actually incurred or expected to be incurred by the Claimant as a direct result of such alleged breach.

7.4  DEFENSE  OF  THIRD  PARTY ACTIONS. If either party hereto (the "Indemnified
--------------------------------------
Party") receives notice or otherwise obtains knowledge of the commencement or threat of any claim, demand, dispute, action, suit, examination, audit, proceeding, investigation, inquiry or other similar matter that may give rise to an indemnification claim against the other party hereto (the "Indemnifying Party"), then the Indemnitee shall promptly deliver to the Indemnified Party a written notice describing such complaint or the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability under this Agreement with respect to such claim only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim or the opportunity to defend or participate in the defense of said claim. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within 20 days thereafter to assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20 day period, then such Indemnified Party may employ counsel, reasonably acceptable to the Indemnifying Party, to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified

Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such litigation and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use all commercially reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any action, the defense of which they are maintaining, and to cooperate in good faith with each other with respect to the defense of any such action. No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not settle any claim or assertion, unless the Indemnified Party consents in writing to such settlement, which consent shall not be unreasonably withheld.

7.5 EXPIRATION OF REPRESENTATIONS AND WARRANTIES. All of the representations and
------------------------------------------------
warranties set forth in this Agreement shall terminate and expire, and shall cease to be of any force or effect on the first anniversary of the Closing Date, and all liability of DCM and IBII with respect to such representations and warranties shall thereupon be extinguished; provided, however, that if, prior to such first anniversary, Claimant delivers a written notice to the other party hereto, then the specific indemnification claim set forth in such notice shall survive such first anniversary (and shall not be extinguished thereby) until the settlement of such specific claim.

7.6  THRESHOLD. Neither the Sellers nor the Purchasers shall be required to make
--------------
any indemnification payment pursuant to Section 7.1 or 7.2, respectively, until such time as the total amount of all Damages that have been directly or indirectly suffered or incurred by an Indemnified Party, or to which an Indemnified Party has or otherwise becomes subject to, exceeds $50,000 in the aggregate. At such time as the total amount of such Damages exceeds $50,000 in the aggregate, the Indemnified Party shall be entitled to be indemnified against the full amount of such Damages (and not merely the portion of such Damages exceeding $50,000).

8.  POST-CLOSING  COVENANTS.
---------------------------

[DESCRIBE,  IF  ANY]

9.  TERMINATION.
---------------

9.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time before
---------------------------
the  Closing  Date:

a)   By  mutual  written  consent  of  DCM  and  IBII;

b) By DCM or IBII if the Closing shall not have been consummated on or before the Closing Date; provided, however, that the right to terminate this

     Agreement shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Closing Date;

c) By DCM or IBII if a court of competent jurisdiction or govern mental, regulatory or administrative agency or commission shall have issued a Court Order (which Court Order the parties shall use commercially reasonable efforts to lift) that permanently restrains, enjoins or otherwise prohibits the Transactions, and such Court Order shall have become final and nonappealable;

d) By DCM, if IBII shall have breached, or failed to comply with, any of its obligations under this Agreement or any representation or warranty made by IBII shall have been incorrect when made, and such breach, failure or misrepresentation is not cured within 20 days after notice thereof; and,

e) By IBII, if DCM shall have breached, or failed to comply with any of its obligations under this Agreement or any representation or warranty made by it shall have been incorrect when made, and such breach, failure or misrepresentation is not cured within 20 days after notice thereof, and in either case, any such breaches, failures or misrepresentations, individually or in the aggregate, results or would reasonably be expected to affect materially and adversely the benefits to be received by the IBII hereunder.

9.2  EFFECT OF TERMINATION.  If this Agreement is terminated pursuant to Section
--------------------------
9.1, the agreements contained herein shall survive the termination hereof and any party may pursue any legal or equitable remedies that may be available if such termination is based on a breach of another party.

10.  MISCELLANEOUS.
------------------

10.1  GOVERNING  LAW.  This  Agreement  shall  be  governed  by and construed in
--------------------
accordance with the substantive laws of the State of Nevada applicable to contracts between Nevada residents entered into and to be performed entirely within the State of Nevada. Any action or proceeding brought by either party against the other arising out of or related to this Agreement shall be brought exclusively in a state or federal court in Nevada.

10.2  WAIVERS;  CUMULATIVE  REMEDIES. Any waiver, consent or the like must be in
------------------------------------
writing. Any waiver by either party of any breach of this Agreement by the other party shall not constitute a waiver of any other or subsequent breach of this Agreement. All remedies, either under this Agreement or by law or otherwise, afforded to the parties hereunder shall be cumulative and not alternative.

10.3  NOTICES.  All  notices  and  other  communications  required  or permitted
-------------
hereunder shall be in writing and shall be effective upon receipt by facsimile with a confirming copy sent by first-class mail, postage prepaid, or five (5) days after deposit in the U.S. postal system by certified or registered mail, return receipt requested, postage prepaid to the addresses first set forth below such other address as a party may designate for itself by providing notice hereunder:

10.4  ARBITRATION.  Any dispute, claim or controversy arising out of or relating
-----------------
to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in Nevada, before a sole arbitrator, in accordance with the laws of the State of Nevada for agreements made in and to be performed in this State. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. Judgment on the Award may be entered in any court having jurisdiction.

10.4.1  Allocation  of  Fees  and  Costs.  The  arbitrator  shall, in the Award,
----------------------------------------
allocate all of the costs of the arbitration (and the mediation, if applicable), including the fees of the arbitrator and the reasonable attorneys' fees of the prevailing party, against the party who did not prevail.

10.5 EXPENSES. Each party shall bear its own expenses and legal fees incurred on
-------------
its behalf with respect to this Agreement and the transaction contemplated hereby.

10.6 SEVERABILITY. In case any provision of this Agreement is held to be invalid
-----------------
or unenforceable, such provision shall be deemed amended to the extent required to make it valid and enforceable and such amended provision and the remaining provisions of this Agreement will remain in full force and effect.

10.7 TITLE AND HEADINGS. The titles and headings contained in this Agreement are
-----------------------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10.8 SUCCESSOR AND ASSIGNS. The provisions hereof shall inure to the benefit of,
--------------------------
and  be  binding  upon,  the  successors  and  assigns  of  the  parties hereto.

10.9  RIGHTS  OF  THIRD PARTIES. Nothing contained in this Agreement, express or
-------------------------------
implied, shall be deemed to confer any rights or remedies upon, or obligate any of the parties hereto, to any person or entity.

10.10  PUBLICITY.  The  terms of this Agreement shall be considered confidential
----------------
information of DCM and IBII. Both parties agree that the specific provisions hereof shall not be revealed or disclosed by it without the prior written consent of the other except to the extent such disclosure is required by applicable law or regulation.

10.11  ENTIRE  AGREEMENT; AMENDMENT. This Agreement, the Exhibits hereto and the
-----------------------------------
other documents delivered pursuant hereto constitute the full, exclusive, complete and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes and revokes all other previous discussions, understanding and agreements, whether oral or written, between the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the affected party.


The parties to this Agreement have caused this Agreement to be executed and delivered as of December 8th , 2003.

Internet  Business  International,  Inc.     Debit  Card Marketing Company, Inc.
----------------------------------------     -----------------------------------

By:  /s/  Albert  R.  Reda                   By:  /s/  Alan  M  Kestin
----------------------------------------     -----------------------------------
Name:  Albert  R.  Reda                      Name:  Alan  M.  Kestin
----------------------------------------     -----------------------------------
Title: Chief Executive Officer and           Title: Chief Executive Officer
                                             -----------------------------------
President
----------------------------------------